Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-D

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 6/15/2006


Blended Coupon 5.4394%


Excess Protection Level
3 Month Average   7.53%
April, 2001   7.35%
March, 2001   7.97%
February, 2001   7.28%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.29%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$5,425,622,873.29